UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011
QuinStreet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
950 Tower Lane., Suite 600
Foster City, CA 94404
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
SIGNATURE

Item 7.01 — Regulation FD Disclosure
There have been press and online reports of a recent significant change to Google’s organic search algorithm, and on its effects on web sites and companies. Some of our sites have been mentioned.
While our strategy has been, and continues to be, to provide internet users with high quality, relevant and responsive content in our verticals, the rankings and traffic of some of our sites have been negatively affected by the recent change. Also, not surprisingly, given our strategy and breadth of our portfolio, some of our sites have also benefited from the change.
We have completed an initial assessment of the impact on our business. We do not expect a material negative effect on our financial results, or on our ability to meet client demand. Our outlook and guidance are unchanged.
Legal Notice Regarding Forward Looking Statements
This current report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the statements regarding the Company’s long-term guidance and expected rates of growth and profitability. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact of changes in government regulation and industry standards; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s quarterly report on Form 10-Q filed on February 11, 2011. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, and regardless of any general incorporation language in any such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuinStreet, Inc.
Dated: February 28, 2011	By:	/s/ Daniel Caul
General Counsel